UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 30, 2015

Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27273	04-3410558
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

300 Brickstone Square, Suite 201

Andover, MA 01810

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code: (978) 662-5245

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:	Entry into a Material Definitive Agreement

As previously reported, on October 10, 2014, Sycamore Networks, Inc. (the “Company”) entered into a Purchase and Sale Agreement, as amended on each of February 24, 2015, March 27, 2015 and March 30, 2015, relating to the sale of approximately 102 acres of undeveloped land located in Tyngsborough, Massachusetts (the “Tyngsborough Land”) to Princeton Tyngsborough Commons LLC (“Buyer”) for a total purchase price of $2.5 million (the “Purchase Agreement”). On July 30, 2015, the Company and Buyer entered into a Fourth Amendment to Purchase and Sale Agreement (the “Fourth Amendment”) providing for, among other things, an extension of the closing date to September 15, 2015. The terms of the Purchase Agreement, as amended, provide that in the event that Buyer defaults on its obligation to complete the transaction, the Company will retain the entire amount of the deposits, which totalled $350,000 as of August 4, 2015.

A copy of the Fourth Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The descriptions of the Purchase Agreement and the Fourth Amendment in this Current Report are summaries and are qualified in their entirety by reference to the complete text of such agreements. For further information regarding the transaction, please see Item 1.01 of the Company’s Current Report on Form 8-K filed on October 17, 2014 and the terms and conditions of the Purchase Agreement filed as Exhibit 10.1 thereto; Item 1.01 of the Company’s Current Report on Form 8-K filed on February 26, 2015 and the terms and conditions of the first amendment to the Purchase Agreement filed as Exhibit 10.1 thereto; Item 1.01 of the Company’s Current Report on Form 8-K filed on April 1, 2015 and the terms and conditions of the second and third amendments to the Purchase Agreement filed as Exhibit 10.1 and Exhibit 10.2 thereto, respectively; the Company’s Annual Report on Form 10-K for the year ended July 31, 2014 filed on October 27, 2014; the Company’s Quarterly Report on Form 10-Q for the quarterly period ended October 25, 2014 filed on December 4, 2014; the Company’s Quarterly Report on Form 10-Q for the quarterly period ended January 24, 2015 filed on March 9, 2015; and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 25, 2015 filed on June 5, 2015.

The closing of the sale is subject to certain conditions and obligations of the parties prior to closing, some of which are outside of the Company’s control and, accordingly, there can be no assurance when or if such closing will occur. If the Purchase Agreement is terminated, there can be no assurance of when, if ever, the Company will be able to sell the Tyngsborough Land. The inability to sell the Tyngsborough Land may delay the completion of the Company’s liquidation and related distributions to its stockholders.

Item 9.01:	Financial Statements and Exhibits

Exhibit Number	Description

10.1	Fourth Amendment to Purchase and Sale Agreement, dated as of July 30, 2015, by and between Sycamore Networks, Inc. and Princeton Tyngsborough Commons LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

By:	/s/ David Guerrera
David Guerrera
President, General Counsel and Secretary
(Duly Authorized Officer and Principal
Executive Officer)

Dated: August 4, 2015